UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2024

NUKKLEUS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39341	38-3912845
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

525 Washington Blvd.

Jersey City, New Jersey 07310

(Address of principal executive offices)

212-791-4663

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NUKK	The Nasdaq Stock Market LLC

Warrants, each warrant exercisable for one Share of Common Stock for $11.50 per share	NUKKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors (the “Board”) of Nukkleus Inc. (the “Company”) unanimously approved a reverse stock split of the Company’s common stock at a ratio of one-for-eight (the “Reverse Stock Split”). The Company’s shareholders approved a reverse stock split at a ratio of not less than one-for-two and not greater than one-for-thirty at the Company’s annual meeting on October 11, 2024.

On October 11, 2024, the Company filed a Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation with the Delaware Secretary of State as corrected on October 16, 2024 to effect the Reverse Stock Split (the “Reverse Certificate of Amendment”), which will become effective 12:01 am eastern time on October 24, 2024. As a result of the Reverse Stock Split, every eight shares of the Company’s common stock issued and outstanding on the effective date will be consolidated into one issued and outstanding share. All stockholders who would be entitled to receive fractional shares as a result of the Reverse Stock Split will receive one whole share for their fractional share interest. There was no change in the par value of our common stock.

The Company is effectuating the Reverse Stock Split to raise the per share bid price of the Company’s Common Stock above $1.00 per share with the goal of bringing the Company back into compliance with Nasdaq Listing Rule 5550(a)(2).

The Company’s common stock will begin trading on a split-adjusted basis on The Nasdaq Global Market at the commencement of trading on October 24, 2024 under the Company’s existing symbol “NUKK”. The Company’s common stock has been assigned a new CUSIP number of 67054R203 in connection with the Reverse Stock Split.

In addition, proportionate adjustments will be made to the exercise prices of the Company’s outstanding stock options and warrants and to the number of shares issued and issuable under the Company’s existing stock incentive plans.

In addition, as detailed below, the Company’s stockholders adopted and approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 40,000,000 to 150,000,000 (the “Increase in Authorized Shares Certificate of Amendment”). The additional common stock authorized by the Increase in Authorized Shares Certificate of Amendment has rights identical to the Company’s currently outstanding common stock. The Company filed the Increase in Authorized Shares Certificate of Amendment, which was effective upon filing, with the Secretary of State of the State of Delaware on October 18, 2024.

The foregoing description of the Reverse Certificate of Amendment and the Increase in Authorized Shares Certificate of Amendment does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Certificate of Amendment and the Increase in Authorized Shares Certificate of Amendment, which are attached as Exhibit 3.1 and Exhibit 3.3 to this Current Report on Form 8-K, respectively.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements may include, but are not limited to, statements related to the Reverse Stock Split, the effectiveness of the Certificate of Amendment, and the Company’s ability to regain compliance with Nasdaq’s minimum bid price requirement, as well as statements, other than historical facts, that address activities, events or developments that the company intends, expects, projects, believes or anticipates will or may occur in the future. These statements are often characterized by terminology such as “believes,” “hopes,” “may,” “anticipates,” “should,” “intends,” “plans,” “will,” “expects,” “estimates,” “projects,” “positioned,” “strategy” and similar expressions and are based on assumptions and assessments made in light of management’s experience and perception of historical trends, current conditions, expected future developments and other factors believed to be appropriate. Forward-looking statements in this Current Report on Form 8-K are made as of the date of this Current Report on Form 8-K, and the Company undertakes no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, many of which are outside of the Company’s control. Important factors that could cause actual results, developments and business decisions to differ materially from forward-looking statements are described in the sections titled “Risk Factors” in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as well as reports on Form 8-K, and include whether the Company will be successful in maintaining the listing of its Common Stock on Nasdaq and the effects of the Reverse Stock Split.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting on October 11, 2024. Of the 16,791,964 shares of Common Stock outstanding on September 23, 2024, the record date, 9,642,977 shares were represented at the Annual Meeting, in person or by proxy, constituting a quorum. The proposals considered at the Annual Meeting are described in detail in the Proxy Statement. The proposals described below were voted upon at the Annual Meeting and the number of votes cast with respect to each proposal was as set forth below:

(1)	Elect seven directors until their successors are duly elected and qualified, or until the earlier death, resignation or removal of such director. The seven directors receiving the highest vote were appointed to the board. The following Directors were elected to the board.

	For	Withheld
Menachem Shalom	9,618,471	24,506
David Rokach	9,623,397	19,580
Nicholas Gregory	9,582,787	60,190
Brian Schwieger	9,591,434	51,543
Daniel Marcus	9,618,810	24,167
Reuven Yeganeh	8,357,999	1,284,978
Anastasiia Kotaieva	8,365,694	1,277,283

(2)	Ratify the appointment of GreenGrowth CPAs as the Company’s independent registered public accounting firm for the year ending September 30, 2024. This matter was determined based on majority of the shares cast.

For	Against	Abstain
9,621,722	17,767	3,488

(3)	Approve an amendment to our amended and restated certificate of incorporation to effect a reverse stock split at a ratio not less than 1-for-2 and not greater than 1-for-30, with the exact ratio to be set within that range at the discretion of the Company’s board of directors before September 30, 2025 without further approval or authorization of the Company’s stockholders provided that the board of directors may alternatively elect to abandon such proposed amendment and not effect the reverse stock split authorized by stockholders, in its sole discretion. This matter was determined based on majority of the shares outstanding.

For	Against	Abstain
9,578,664	61,751	2,562

(4)	Approve and ratify the 2024 Equity Incentive Plan and the authorization of 10,000,000 shares of common stock for issuance thereunder. This matter was determined based on majority of the shares cast.

For	Against	Abstain
8,635,313	235,295	772,369

(5)	Approve an amendment to our amended and restated certificate of incorporation to increase the number of authorized shares of common stock from 40,000,000 to 150,000,000. This matter was determined based on majority of the shares outstanding.

For	Against	Abstain
9,509,516	132,054	1,407

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation dated October 11, 2024
3.2	Certificate of Correction to the Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation dated October 16, 2024
3.3	Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation dated October 18, 2024
104	Cover Page Interactive Data File (embedded within the InLine XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUKKLEUS INC.

Date: October 18, 2024	By:	/s/ Menachem Shalom
	Name:	Menachem Shalom
	Title:	Chief Executive Officer

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